ANNUAL REPORT SEPTEMBER 30, 2001

JPMORGAN FUNDS

                                   [GRAPHIC]

                                              U.S. EQUITY FUNDS

                                              Mid Cap Value Fund

                                              Small Cap Growth Fund

                                              [LOGO]JPMORGAN FLEMING
                                                    Asset Management

CONTENTS

President's Letter                                  1

Mid Cap Value Fund
Fund Commentary                                     3

Small Cap Growth Fund
Fund Commentary                                     7

Portfolio of Investments                           11

Financial Statements                               17

Notes to Financial Statements                      20

HIGHLIGHTS

- Stocks stage dramatic fall as economy falters, corporate earnings slow, and valuation multiples contract

- Terrorist attack of September 11th accentuates stock market falls, but effect on economy difficult to gauge

- Stock trade at lowest valuations seen for several years, while bond market forecasts economic recovery

            NOT FDIC INSURED  |  May lose value / No bank guarantee

     JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMorgan U.S. EQUITY FUNDS

PRESIDENT'S LETTER

                                                                November 5, 2001

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Mid Cap Value Fund and JPMorgan Small Cap Growth Fund. Inside, you'll find information detailing the performance of each Fund for the year ended September 30, 2001, along with a report from the Portfolio Manager.

Like people everywhere, we were horrified and saddened by the terrorist attacks on New York City and Washington, D.C. in September. Clearly, the events of September 11, 2001 have had a dramatic impact on the global economy and financial markets, creating significant uncertainty among investors everywhere. In the individual Fund commentaries that follow, portfolio managers Jonathan Simon and Christopher Jones, of the Mid Cap Value and Small Cap Growth Funds, respectively, will address where each of the Funds may be headed in light of market uncertainty.

AN UNFORGETTABLE YEAR

Twelve months ago, there were few signs of what was to unfold in the year that followed. True, the economy was slowing, but this was generally welcomed as it had been growing at an unsustainable rate. Technology stocks had started to fall, but there was recognition that valuations had been stretched. Meanwhile, many other stocks were at, or close to, their highs. Broadly speaking, the mood was one of optimism.

However, the bond market told a different story. Back in September 2000, an inverted yield curve firmly suggested that the U.S. economy was headed towards recession. With the benefit of hindsight, it appears that the bond market was correct.

A year later, the S&P 500 Index has fallen by 27.5% in one of the worst ever bear markets. While the economic data does not technically indicate that the U.S. economy is in recession (defined as two quarters of negative growth), seasoned commentators concur that it probably shrank in the third quarter and will again in the fourth. Meanwhile, consensus now expects more than 40% of companies in the S&P 500 to post earnings declines in 2001, up from 10% at the start of the year.

In terms of stock prices, those sectors that were most highly valued in the late 1990s have tended to be the ones that have fallen the most. Technology stocks, for example, have slumped, with the tech-laden NASDAQ Composite Index losing more than half its value over the 12 months. There have been sharp -- although less severe -- falls in other sectors as well. However, the basic materials sector of the S&P 500 Index has actually risen over the year. Interestingly, the paper and chemical companies in this sector were regarded as having poor earnings prospects a year ago, and so traded at low valuations.

What the bond market could not have foreseen was the terrible terrorist attack of September 11th. Markets panicked in the two weeks that followed and stocks fell to exceptionally low levels. At the time of writing, they have recovered to pre September 11th levels, but it is too soon to tell what impact the attacks have had on the economy.

CAUSE FOR OPTIMISM

There is, however, cause for modest optimism. True, the effect of the attacks on the economy is still unclear, and anecdotal evidence provides no clear picture as to where the economy is heading. On the one hand, post September 11th U.S. air traffic is down 30% and mortgage applications are down 12%. On the other, retail market leader Wal-Mart reports sales up 6% year-on-year, and anecdotal evidence suggests car sales have been strong.

But, importantly for long-term investors, equity valuations are cheaper than they have been for many years. That suggests equities carry less risk and more opportunity today than they have done for some time. Further, the bond market -- which foretold much of what is happening today -- now forecasts economic recovery.

CONDOLENCES AND DETERMINATION

Finally, I would like to offer our sincere condolences to those who have suffered personal loss as a result of the terrorist attacks. At JPMorgan Fleming Asset Management, we are determined not to let these events distract us from our task of maximizing returns for our investors.

Sincerely yours,

/s/ George Gatch

George Gatch
President
JPMorgan Funds

JPMorgan MID CAP VALUE FUND
         AS OF SEPTEMBER 30, 2001 (UNAUDITED)

HOW THE FUND PERFORMED

JPMorgan Mid Cap Value Fund, which seeks capital growth through investing in mid cap U.S. value stocks, rose 11.2% for Institutional Shares in the year ended September 30, 2001. This compares with a small decline of 0.04% for the Russell Mid Cap Value Index.

HOW THE FUND WAS MANAGED

The 12-month period under review was a difficult one for U.S. equities as the S&P 500 Index suffered a decline of 27.5%, with much of the damage being inflicted on the previously high-flying technology stocks. In this environment it is pleasing to report that mid capvalue stocks held their ground and were essentially flat over the period. This is not to say that our portfolio was immune to the downward trend of the market, since several holdings in energy and capital goods were hit hard by the deteriorating economic conditions.

The outperformance can be attributed fairly evenly between sector allocation and stock selection. In terms of the former the stand-out factors were an overweighting of the healthcare sector, which lived up to its reputation of being defensive, and a minimal representation in the beleaguered technology sector. The only industry allocation to detract value was a lack of exposure to basic materials, which displayed surprising strength in a weak economy.

Stock selection was particularly good in financial services and consumer cyclicals, the two sectors which make up over half of the fund's portfolio. Even though they are generally considered to be economically sensitive, these sectors are nonetheless sufficiently diversified to offer a wealth of opportunities among individual stocks. Strong performers included Public Storage, a leader in self-storage facilities; M&T Bank, a regional bank holding company; Sallie Mae, the leading provider of student loans; Autozone, a retailer of automobile supplies; Mohawk Industries, one of the largest carpet manufacturers; and Clayton Homes, a vertically integrated provider of manufactured housing. Another sector to generate strong gains was healthcare, in which Dentsply and Trigon Healthcare were the best performers. The major disappointment of the year was the decline of the natural gas stocks, particularly those involved in production of the commodity. The problem was exacerbated in the case of Devon Energy by the company's strategy of leveraging its balance sheet to acquire reserves.

LOOKING AHEAD

Going forward it appears that the most intriguing investment opportunities are among stocks with a degree of economic sensitivity. The Fund has been gradually increasing its cyclical bias while maintaining a solid foundation in such areas as electric utilities, real estate and healthcare. The continuing emphasis on quality has prevented a build up of the weightings in basic materials or technology, where earnings volatility is highest.

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

Finance                                      18.3%
Consumer Cyclical                            12.3%
U.S. Government Agency Securities             9.3%
Utilities                                     9.2%
Insurance                                     8.8%
Consumer Services                             8.3%
Energy                                        6.5%
Industrial Cyclical                           6.1%
Real Estate Investment Trust                  5.2%
Health Services & Systems                     4.6%
Staple Retail                                 4.1%
Pharmaceuticals                               1.7%
Consumer Staple                               1.8%
Basic Materials                               1.6%
Telecommunications                            1.5%
Systems Hardware                              0.7%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. PUBLIC STORAGE, INC. (3.69%) is a real estate investment trust that invests primarily in existing mini-warehouses, self-service facilities, which offer storage space for personal, and business use. The Company also acquires properties for other commercial and industrial uses. Most of the properties operate under the Public Storage name in metropolitan areas throughout the United States.

2. ENERGY EAST CORP. (3.33%) is a super-regional energy services and delivery company serving customers in the Northeast United States. The Company provides electricity, natural gas, liquid petroleum gas, and district heating and cooling products and services.

3. SECURITY CAPITAL GROUP, INC. (3.02%) is an international real estate operating company. The Company's strategy is to own all or a high percentage of six real estate businesses that function as private operating divisions and to eliminate the discount to the underlying value of its assets.

4. CIGNA CORP. (2.65%), through its subsidiaries, provides group life and health insurance, managed care products and services, retirement products and services, and individual financial services worldwide. The Company also sells individual life and health insurance and annuity products in selected international locations.

5. GANNETT CO., INC. (2.36%) is an international news and information company that publishes various daily newspapers in the United States and the United Kingdom, including "USA TODAY" and "USA WEEKEND," a newspaper magazine. The Company also operates television stations in major United States markets.

6. CLEAR CHANNEL COMMUNICATIONS, INC. (2.31%) is a diversified media company with operations in broadcasting and other outdoor advertising. The Company owns programs or sells airtime for various United States radio and television stations, as well as international radio stations. Clear channels provides outdoor advertising services in the United States and international markets.

7. WASHINGTON POST CO. (2.30%) conducts operations primarily in newspaper and magazine publishing and television broadcasting. The Company also owns and operates cablevision systems and provides educational and career development services. Publications include " The Washington Post" and "Newsweek."

8. TRIGON HEALTHCARE, INC. (2.24%) is a managed health care company in Virginia, serving members primarily through statewide and regional provider networks. The Company provides managed care products through network systems with a range of utilization and cost controls. Trigon also provides health benefits to groups including the commonwealth of Virginia and the Federal Employees Program.

9. DEVON ENERGY CORP. (2.20%) is an independent energy company involved in oil and gas property acquisition, exploration and production. The Company operates in the Permian Basin and the Rocky Mountains, in the Gulf Coast area and offshore Gulf Mexico, in the Western Canada Sedimentary Basin in Alberta and British Columbia, and Azerbaijan, Egypt, Qatar, Brazil, Australia, and Venezuela.

10. E.W. SCRIPPS CO., (2.16%) operates various daily newspapers, network-affiliated television stations, and television networks. Scripps also owns a television programmer, a worldwide syndicator and licensor of news features and comics, as well as a news service.

Top 10 equity holdings comprised 26.26% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                  SINCE
                                                                INCEPTION
                                        1 YEAR      3 YEARS    (11/13/1997)
----------------------------------------------------------------------------
 CLASS A

 WITHOUT SALES CHARGE                   10.86%       21.40%       18.08%
 WITH SALES CHARGE*                      4.47%       19.02%       16.29%

 CLASS B

 WITHOUT CDSC                           10.62%       21.31%       18.01%
 WITH CDSC**                             5.62%       20.63%       17.53%

 CLASS C

 WITHOUT CDSC                           10.70%       21.34%       18.04%
 WITH CDSC***                            9.70%       21.34%       18.04%

 CLASS I                                11.19%       21.52%       18.17%

LIFE OF FUND PERFORMANCE

[CHART]

                   JPMORGAN            S&P/BARRA            RUSSELL
                 MID CAP VALUE          MID CAP              MIDCAP
                   (CLASS I)        400 VALUE INDEX       VALUE INDEX
11/13/1997          $10,000              $10,000            $10,000
11/30/1997          $10,200              $10,250            $10,337
12/31/1997          $10,490              $10,865            $10,733
 1/31/1998          $10,569              $10,616            $10,525
 2/28/1998          $11,070              $11,402            $11,228
 3/31/1998          $11,933              $11,935            $11,806
 4/30/1998          $11,992              $12,012            $11,740
 5/31/1998          $11,852              $11,527            $11,465
 6/30/1998          $11,973              $11,441            $11,502
 7/31/1998          $11,361              $10,944            $10,919
 8/31/1998          $10,168               $9,151             $9,384
 9/30/1998          $10,649               $9,863             $9,932
10/31/1998          $11,412              $10,641            $10,575
11/30/1998          $12,124              $10,889            $10,946
12/31/1998          $12,563              $11,375            $11,279
 1/31/1999          $12,330              $10,780            $11,016
 2/28/1999          $12,280              $10,266            $10,774
 3/31/1999          $12,340              $10,459            $10,928
 4/30/1999          $13,341              $11,471            $11,963
 5/31/1999          $14,089              $11,658            $12,013
 6/30/1999          $14,554              $12,021            $12,150
 7/31/1999          $14,871              $11,861            $11,846
 8/31/1999          $14,144              $11,411            $11,436
 9/30/1999          $13,888              $10,850            $10,858
10/31/1999          $14,389              $11,068            $11,178
11/30/1999          $14,330              $11,290            $10,973
12/31/1999          $14,305              $11,640            $11,268
 1/31/2000          $14,016              $11,137            $10,594
 2/29/2000          $13,147              $10,729            $10,151
 3/31/2000          $15,135              $12,370            $11,381
 4/30/2000          $15,003              $12,258            $11,427
 5/31/2000          $15,792              $12,612            $11,623
 6/30/2000          $15,661              $12,042            $11,190
 7/31/2000          $16,148              $12,519            $11,452
 8/31/2000          $16,700              $13,414            $12,154
 9/30/2000          $17,187              $13,612            $12,270
10/31/2000          $17,925              $13,483            $12,503
11/30/2000          $17,964              $13,500            $12,341
12/31/2000          $19,353              $14,880            $13,429
 1/31/2001          $19,595              $15,544            $13,381
 2/28/2001          $19,751              $15,029            $13,325
 3/31/2001          $19,184              $14,368            $12,956
 4/30/2001          $20,162              $15,668            $13,668
 5/31/2001          $20,715              $15,979            $14,056
 6/30/2001          $20,999              $16,004            $13,869
 7/31/2001          $21,282              $16,006            $13,814
 8/31/2001          $20,771              $15,681            $13,561
 9/30/2001          $19,113              $13,921            $12,267

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

* Maximum sales charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 3% CDSC for the three year period and since inception.

*** Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

JPMorgan Mid Cap Value Fund ("the Fund") is currently waiving certain fees. This waiver is effective through 9/7/02. Please note that the removal of the waiver would reduce returns.

This chart represents the comparative performance of $10,000 invested in Class I Shares of the Fund, the S&P/BARRA Mid Cap 400 Value Index and the Russell MidCap Value Index from November 13, 1997 to September 30, 2001. The performance of the Fund assumed the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. Class I Shares carry a $1,000,000 minimum initial investment and carry no sales charge.

Class A, Class B and Class C Shares were introduced on 4/30/01. Investors should note that the information presented for Class A, Class B and Class C Shares prior to their introduction is based on the historical expenses of the Class I Shares, which are lower than the actual expenses of the Class A, B and C Shares.

The S&P/BARRA Mid Cap 400 Value Index is an unmanaged, capitalization weighted, price only index of 400 stocks that measure the performance of the mid-sized company segment of the U.S. market. The S&P/BARRA Mid Cap 400 Value Index is a subset of the Mid Cap 400 Index, which contains companies with lower price-to-book ratios. The Russell Midcap(TM) Index is an unmanged, capitalization weighted, price only index that measures the performance of those companies included in the Russell Midcap Index that have lower price-to-book ratios and lower forecasted growth rates.

JPMorgan SMALL CAP GROWTH FUND
         AS OF SEPTEMBER 30, 2001 (UNAUDITED)

HOW THE FUND PERFORMED

JPMorgan Small Cap Growth Fund, which seeks capital growth through investing in small cap U.S. growth stocks, fell 45.44% for Institutional Shares in the year ended September 30, 2001. This compares with a fall of 42.59% for the Russell 2000 Growth Index.

HOW THE FUND WAS MANAGED

The year to September 30th is the worst period -- in absolute terms -- on which we have had to report. Through the 12-month period, the environment for small cap growth companies progressed from bad to worse. A poor Christmas sales and very weak January produced sharp cutbacks in capital expenditures and information technology budgets in the first months of 2001, and the economy decelerated rapidly. The Fed reacted aggressively to the weakening economy, and small cap growth stocks rallied strongly in the second calendar quarter of the year. In the third quarter, it became clear that the Fed's series of rate cuts were having little effect on the economy and consumer confidence continued to weaken. The terrorist attacks of September 11th obviously exacerbated these trends, at least in the short term.

Stocks generally fell through the 12 months to September 30th, with small cap growth stocks worst affected. Not only were these higher beta stocks most sensitive to investor anxiety, but also many of them were at the center of the economic storm. The technology segment of the Russell 2000 Index dropped by about 70% as a consequence of both a contraction in valuation multiples and the pronounced squeeze in budgets.

The Fund slightly underperformed its benchmark during the 12 months. The largest negatives were a consequence of exposure to the biotechnology and consumer discretionary sectors, particularly in the wake of September 11th. As a high-risk sector, biotechnology suffered from valuation contraction, although fundamentals were generally unchanged. For example, Myriad Genetics' stock fell by more than 60% without any material change in outlook. Ebbing consumer confidence took its toll on consumer discretionary stocks.

We have sought to own stocks with strong franchises and business models, which minimized losses among the Fund's technology holdings. The most positive sector was financial services, where companies like insurance broker Brown & Brown performed well.

LOOKING AHEAD

While the equity market will continue to be volatile in the short term as the severity of the impact of the terrorist attacks on the economy remains uncertain, there are grounds for cautious optimism. There are signs that demand for technology is beginning to stabilize -- albeit at a low level. Further, lower interest rates are driving mortgage refinancings that may bolster consumer confidence. Meanwhile, growth stocks were depressed before the attacks on September 11th and are in many cases now as lowly valued as they were going into the Gulf War. Any improvement in the depressed economic and political situation will prospectively relax some of the risk premium that is now built into the market and small growth companies.

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

Finance                                    17.6%
Software & Services                        15.4%
Pharmaceuticals                            10.8%
Consumer Services                           9.7%
Insurance                                   8.0%
Industrial Cyclical                         6.1%
Energy                                      6.0%
Telecommunications                          5.1%
Retail                                      4.1%
Systems Hardware                            3.8%
U.S. Government Agency Securities           3.5%
Health Services & Systems                   3.2%
Technology                                  2.2%
Consumer Cyclical                           2.0%
Network Technology                          1.5%
Real Estate                                 0.7%
Semiconductors                              0.3%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. BROWN & BROWN, INC. (4.10%) is a diversified insurance brokerage and agency that markets and sells primarily property and casualty insurance products and services to its clients. The company acts in an agency capacity to provide customers with targeted, customized risk management products.

2. INFORMATION HOLDINGS, INC. (3.57%) provides information products and services to professional end users in the intellectual property and scientific and technology markets. The company offers a variety of databases, informational products, and complementary services.

3. NEWFIELD EXPLORATION CO. (3.55%) is an independent oil and gas company which explores, develops, and acquires oil and natural gas properties.

4. CHOICEPOINT, INC. (3.37%) provides risk management and fraud prevention information and related technology solutions to the insurance industry. The company also offers risk management and fraud prevention solutions to organizations.

5. CSG SYSTEMS INTERNATIONAL, INC. (2.97%) provides customer care and billing solutions for cable television providers, direct broadcast satellite providers, on-line service markets, and telephony providers. The company offers a suite of processing and related services, as well as software and professional services which automate customer care and billing functions.

6. TEXAS REGIONAL BANCSHARES (2.71%) is the holding company for Texas State Bank. The bank attracts deposits from the general public and originates a variety of loans.

7. METTLER-TOLEDO INTERNATIONAL, INC. (2.66%) manufactures and markets weighing instruments for use in laboratory, industrial and food retailing applications. The company also supplies several related analytical and measurement technologies.

8. PEGASUS SOLUTIONS, INC. (2.56%) provides end to end reservation distribution products and services to the hotel industry worldwide. The company provides central third party marketing and reservation representation services, electronic distribution services and commission processing and payment services.

9. SYLVAN LEARNING SYSTEMS, INC. (2.54%) provides educational services to families, schools and industry. The company delivers computer-based testing for academic admissions and professional certification programs.

10. MCAFEE.COM, INC. (2.42%) provides personal computer management solutions. The company's web site allows consumers to secure, repair, update and upgrade their personal computers (PCs) online.

Top 10 equity holdings comprised 30.45% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

[CHART]

                                                                   SINCE
                                                                 INCEPTION
                                        1 YEAR      3 YEARS     (11/14/1997)
-------------------------------------------------------------------------------
 CLASS A

 WITHOUT SALES CHARGE                  (45.68%)       2.78%         0.76%
 WITH SALES CHARGE*                    (48.80%)       0.76%        (0.77%)

 CLASS B

 WITHOUT CDSC                          (45.68%)       2.78%         0.76%
 WITH CDSC**                           (47.93%)       2.09%         0.24%

 CLASS C

 WITHOUT CDSC                          (45.76%)       2.73%         0.72%
 WITH CDSC***                          (46.21%)       2.73%         0.72%

 CLASS I                               (45.44%)       2.93%         0.87%

LIFE OF FUND PERFORMANCE

[CHART]

             JPMORGAN SMALL
             CAP GROWTH FUND                       RUSSELL 2000
                (CLASS I)       RUSSELL 2000          GROWTH
11/14/1997       $10,000           $10,000            $10,000
11/30/1997        $9,970            $9,935             $9,762
12/31/1997       $10,206           $10,109             $9,768
 1/31/1998       $10,387            $9,949             $9,638
 2/28/1998       $10,928           $10,684            $10,489
 3/31/1998       $11,619           $11,125            $10,928
 4/30/1998       $11,749           $11,186            $10,995
 5/31/1998       $11,298           $10,583            $10,196
 6/30/1998       $11,608           $10,605            $10,300
 7/31/1998       $10,777            $9,746             $9,440
 8/31/1998        $8,664            $7,853             $7,261
 9/30/1998        $9,485            $8,468             $7,997
10/31/1998       $10,066            $8,814             $8,415
11/30/1998       $10,646            $9,276             $9,068
12/31/1998       $11,722            $9,850             $9,888
 1/31/1999       $11,967            $9,981            $10,333
 2/28/1999       $11,426            $9,172             $9,388
 3/31/1999       $11,538            $9,315             $9,722
 4/30/1999       $12,732           $10,150            $10,581
 5/31/1999       $13,232           $10,298            $10,597
 6/30/1999       $13,729           $10,764            $11,156
 7/31/1999       $14,463           $10,469            $10,811
 8/31/1999       $13,636           $10,082            $10,407
 9/30/1999       $13,904           $10,084            $10,608
10/31/1999       $14,287           $10,125            $10,879
11/30/1999       $15,333           $10,729            $12,029
12/31/1999       $17,175           $11,944            $14,150
 1/31/2000       $16,047           $11,752            $14,018
 2/29/2000       $17,063           $13,692            $17,281
 3/31/2000       $17,977           $12,790            $15,464
 4/30/2000       $17,577           $12,020            $13,902
 5/31/2000       $16,736           $11,319            $12,685
 6/30/2000       $19,156           $12,306            $14,323
 7/31/2000       $18,229           $11,910            $13,096
 8/31/2000       $19,972           $12,818            $14,474
 9/30/2000       $18,958           $12,441            $13,754
10/31/2000       $17,892           $11,887            $12,637
11/30/2000       $15,083           $10,666            $10,342
12/31/2000       $15,839           $11,582            $10,975
 1/31/2001       $16,716           $12,185            $11,863
 2/28/2001       $14,275           $11,386            $10,237
 3/31/2001       $12,277           $10,829             $9,306
 4/30/2001       $14,214           $11,676            $10,445
 5/31/2001       $14,865           $11,963            $10,688
 6/30/2001       $15,682           $12,376            $10,980
 7/31/2001       $14,092           $11,707            $10,043
 8/31/2001       $13,048           $11,328             $9,415
 9/30/2001       $10,343            $9,804             $7,896

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

* Maximum sales charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 3% CDSC for the three year period and since inception.

*** Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

JPMorgan Small Cap Growth Fund ("the Fund") is currently waiving certain fees. This waiver is effective through 9/7/02. Please note that the removal of the waiver would reduce returns.

This chart represents the comparative performance of $10,000 invested in Class I Shares of the Fund, the Russell 2000 Index and the Russell 2000 Growth Index from November 14, 1997 to September 30, 2001. The performance of the Fund assumed the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. Class I Shares carry a $1,000,000 minimum initial investment and carry no sales charge.

Class A, Class B and Class C Shares were introduced on 4/30/01. Investors should note that the information presented for Class A, Class B and Class C Shares prior to their introduction is based on the historical expenses of the Class I Shares, which are lower than the actual expenses of the Class A, B and C Shares.

The Russell 2000(R) Index is an unmanaged, capitalization weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000(R) Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

JPMorgan MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS

As of September 30, 2001
(Amounts in Thousands)

     SHARES       ISSUER                                                                VALUE
-------------------------------------------------------------------------------------------------
       Long-Term Investments -- 90.7%
-------------------------------------------------------------------------------------------------
                  Common Stock -- 90.7%
                  ---------------------
                  Advertising -- 1.1%
           3      Lamar Advertising Co. *                                             $   103

                  Banking -- 7.7%
           8      Banknorth Group, Inc.                                                   179
           5      Cullen/Frost Bankers, Inc.                                              135
           2      M&T Bank Corp.                                                          133
           5      North Fork Bancorp.                                                     155
           4      U.S. Bancorp.                                                            95
                                                                                    ----------
                                                                                          697

                  Broadcasting/Cable -- 2.8%
           5      Clear Channel Communications, Inc. *                                    209
           2      EchoStar Communications Corp., Class A*                                  42
                                                                                    ----------
                                                                                          251

                  Business Services -- 0.8%
           2      Moody's Corp.                                                            70

                  Chemicals -- 0.7%
           1      Ecolab, Inc.                                                             40
           1      Sigma-Aldrich Corp.                                                      23
                                                                                    ----------
                                                                                           63

                  Computers/Computer Hardware -- 0.7%
           2      Lexmark International, Inc. *                                            67

                  Construction -- 0.9%
           7      Clayton Homes, Inc.                                                      79

                  Consumer Products -- 1.5%
           2      Black & Decker Corp.                                                     72
           2      Ralston Purina Group                                                     59
                                                                                    ----------
                                                                                          131

                  Consumer Services -- 3.6%
           1      Dow Jones & Company, Inc.                                                32
           3      Valassis Communications, Inc. *                                          83
          ^0      Washington Post Co.                                                     208
                                                                                    ----------
                                                                                          323

                  Electronics/Electrical Equipment -- 1.3%
           5      Energizer Holdings, Inc. *                                               80
           1      Molex, Inc., Class A                                                     34
                                                                                    ----------
                                                                                          114

                  Entertainment/Leisure -- 1.0%
           5      Galileo International, Inc.                                              93

                  Environmental Services -- 0.8%
           5      Republic Services, Inc. *                                                75

                  Financial Services -- 6.8%
           5      Charles Schwab Corp.                                                     59
           3      Equifax, Inc.                                                            68
           2      H & R Block, Inc.                                                        69
           4      Instinet Group, Inc. *                                                   34

                       See notes to financial statements.

As of September 30, 2001
(Amounts in Thousands)

     SHARES       ISSUER                                                                VALUE
-------------------------------------------------------------------------------------------------
       Long-Term Investments -- Continued
-------------------------------------------------------------------------------------------------
                  Financial Services -- Continued
           2      Legg Mason, Inc.                                                    $    91
           4      T. Rowe Price Group, Inc.                                               105
           2      USA Education, Inc.                                                     192
                                                                                    ----------
                                                                                          618

                  Food/Beverage Products -- 1.7%
           2      Brown-Forman Corp., Class A                                             103
           2      Hormel Foods Corp.                                                       47
                                                                                    ----------
                                                                                          150

                  Health Care/Health Care Services -- 4.6%
           3      Dentsply International, Inc.                                            138
           5      HEALTHSOUTH Corp. *                                                      76
           3      Trigon Healthcare, Inc. *                                               203
                                                                                    ----------
                                                                                          417

                  Hotels/Other Lodging -- 1.1%
           3      Marriott International, Inc., Class A                                    96

                  Industrial Components -- 0.4%
          ^0      SPX Corp. *                                                              33

                  Insurance -- 8.8%
           3      CIGNA Corp.                                                             240
          ^0      Markel Corp. *                                                           68
           1      Marsh & McLennan Companies, Inc.                                        116
           3      Nationwide Financial Services, Class A                                   97
           3      PartnerRe LTD (Bermuda)                                                 132
           4      Phoenix Companies, Inc.*                                                 52
           3      SAFECO Corp.                                                             88
                                                                                    ----------
                                                                                          793

                  Machinery & Engineering Equipment -- 1.4%
           2      Dover Corp.                                                              48
           3      IDEX Corp.                                                               83
                                                                                    ----------
                                                                                          131

                  Manufacturing -- 2.2%
           3      Carlisle Companies, Inc.                                                 75
           3      Crane Co.                                                                66
           3      National Service Industries, Inc.                                        62
                                                                                    ----------
                                                                                          203

                  Multi-Media -- 4.5%
           3      E.W. Scripps Co., Class A                                               195
           4      Gannett Co., Inc.                                                       213
                                                                                    ----------
                                                                                          408

                  Oil & Gas -- 4.1%
           3      Burlington Resources, Inc.                                               86
           6      Devon Energy Corp.                                                      199
           2      Phillips Petroleum Co.                                                   86
                                                                                    ----------
                                                                                          371

                  Packaging -- 1.3%
           3      Sealed Air Corp. *                                                      120

                  Pharmaceuticals -- 1.7%
           6      IMS Health, Inc.                                                        153

                       See notes to financial statements.

As of September 30, 2001
(Amounts in Thousands)

     SHARES       ISSUER                                                                VALUE
-------------------------------------------------------------------------------------------------
       Long-Term Investments -- Continued
-------------------------------------------------------------------------------------------------
                  Pipelines -- 2.4%
           4      El Paso Corp.                                                       $   162
           2      Williams Companies, Inc.                                                 55
                                                                                    ----------
                                                                                          217

                  Real Estate -- 3.0%
          15      Security Capital Group, Inc., Class B *                                 273

                  Real Estate Investment Trust -- 5.2%
           4      Manufactured Home Communities, Inc.                                     134
          10      Public Storage, Inc.                                                    334
                                                                                    ----------
                                                                                          468

                  Restaurants/Food Services -- 1.6%
           6      Outback Steakhouse, Inc. *                                              141

                  Retailing -- 4.1%
           2      AutoZone, Inc. *                                                         88
           1      Costco Wholesale Corp. *                                                 36
           3      Gap, Inc.                                                                33
           2      May Department Stores Co.                                                52
           2      Payless ShoeSource, Inc. *                                              124
           2      Tiffany & Co.                                                            39
                                                                                    ----------
                                                                                          372

                  Telecommunications -- 1.5%
           5      Sprint Corp. *                                                          139

                  Textiles -- 2.2%
           4      Mohawk Industries, Inc. *                                               158
           2      VF Corp.                                                                 44
                                                                                    ----------
                                                                                          202

                  Utilities -- 9.2%
           2      Dominion Resources, Inc.                                                125
          15      Energy East Corp.                                                       301
           4      FirstEnergy Corp.                                                       133
           5      Nisource, Inc.                                                          106
           4      Nstar                                                                   168
                                                                                    ----------
                                                                                          833
-------------------------------------------------------------------------------------------------
                  Total Long-Term Investments                                           8,204
                  (Cost $8,216)
-------------------------------------------------------------------------------------------------
       Short-Term Investment -- 9.3%
-------------------------------------------------------------------------------------------------


    PRINCIPAL
     AMOUNT
                  U.S. Government Agency Security -- 9.3%
                  ---------------------------------------
        $840      Federal Home Loan Bank, DN, 3.15%, 10/01/01                             840
                  (Cost $840)
-------------------------------------------------------------------------------------------------
                  Total Investments -- 100.0%                                          $9,044
                  (Cost $9,056)
-------------------------------------------------------------------------------------------------

                       See notes to financial statements.

JPMorgan SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS

As of September 30, 2001
(Amounts in Thousands)

     SHARES       ISSUER                                                                VALUE
-------------------------------------------------------------------------------------------------
       Long-Term Investments -- 96.5%
-------------------------------------------------------------------------------------------------
                  Common Stock -- 96.5%
                  ---------------------
                  Banking -- 2.7%
           1      Texas Regional Bancshares, Class A                                  $    45

                  Biotechnology -- 8.3%
           1      Abgenix, Inc. *                                                          30
           1      Enzon, Inc. *                                                            37
           2      Exelixis, Inc.                                                           20
           2      Lexicon Genetics, Inc. *                                                 18
           1      Myriad Genetics, Inc. *                                                  33
                                                                                    ----------
                                                                                          138

                  Broadcasting/Cable -- 1.3%
           2      Mediacom Communications Corp. *                                          22

                  Business Services -- 11.4%
          ^0      Alliance Data Systems Corp.*                                              3
           1      ChoicePoint, Inc. *                                                      56
           1      CSG Systems International, Inc. *                                        49
           1      Iron Mountain, Inc. *                                                    38
           2      Sylvan Learning Systems, Inc. *                                          42
                                                                                    ----------
                                                                                          188

                  Computer Networks -- 1.5%
           3      Enterasys Networks, Inc.*                                                17
           1      Riverstone Networks, Inc. *                                               8
                                                                                    ----------
                                                                                           25

                  Computer Software -- 10.0%
           1      Advent Software, Inc. *                                                  29
           1      Liberate Technologies *                                                  12
           1      National Instruments Corp. *                                             14
           5      NetGenesis Corp. *                                                        4
           4      Packeteer, Inc. *                                                        11
           3      Rainbow Technologies, Inc. *                                             11
           1      Retek, Inc. *                                                             7
           1      Serena Software, Inc. *                                                  17
           3      Wind River Systems *                                                     28
           4      Witness Systems, Inc. *                                                  32
                                                                                    ----------
                                                                                          165

                  Computers/Computer Hardware -- 3.8%
           2      Electronics For Imaging, Inc. *                                          37
           1      Tech Data Corp. *                                                        27
                                                                                    ----------
                                                                                           64

                  Consumer Products -- 1.6%
           1      The Scotts Co., Class A *                                                27

                  Distribution -- 2.2%
           3      Daisytek International Corp. *                                           37

                  Electronics/Electrical Equipment -- 3.4%
           1      Mettler-Toledo International, Inc. *                                     44
           1      Technitrol, Inc.                                                         12
                                                                                    ----------
                                                                                           56

                       See notes to financial statements.

As of September 30, 2001
(Amounts in Thousands)

     SHARES       ISSUER                                                                VALUE
-------------------------------------------------------------------------------------------------
       Long-Term Investments -- Continued
-------------------------------------------------------------------------------------------------
                  Entertainment/Leisure -- 2.9%
           4      American Classic Voyages Co. *                                      $     6
           5      Pegasus Solutions, Inc. *                                                42
                                                                                    ----------
                                                                                           48

                  Financial Services -- 3.5%
           1      AmeriCredit Corp. *                                                      28
           1      T. Rowe Price Group, Inc.                                                30
                                                                                    ----------
                                                                                           58

                  Health Care/Health Care Services -- 3.2%
           1      Medcath Corp. *                                                          12
           2      Novoste Corp. *                                                           9
           2      STAAR Surgical Co. *                                                      5
           1      Ventana Medical Systems, Inc. *                                          28
                                                                                    ----------
                                                                                           54

                  Insurance -- 8.0%
           1      Brown & Brown, Inc.                                                      69
          ^0      Markel Corp. *                                                           30
           1      Mutual Risk Management LTD                                               11
           1      Willis Group Holdings LTD *                                              23
                                                                                    ----------
                                                                                          133

                  Internet Services/Software -- 5.4%
           4      Answerthink, Inc.*                                                       18
           5      Hollywood Media Corp. *                                                  24
           6      Kana Software, Inc. *                                                     2
           3      McAfee.com, Inc. *                                                       41
           2      Multex.com, Inc. *                                                        5
                                                                                    ----------
                                                                                           90

                  Manufacturing -- 1.4%
           1      Cyberoptics Corp. *                                                      10
           1      Vicor Corp.                                                              14
                                                                                    ----------
                                                                                           24

                  Multi-Media -- 5.5%
           3      Information Holdings, Inc. *                                             60
           5      On Command Corp. *                                                       10
           3      Penton Media, Inc.                                                        9
           5      Primedia, Inc. *                                                         13
                                                                                    ----------
                                                                                           92

                  Office/Business Equipment -- 0.4%
           1      Falcon Products, Inc.                                                     6

                  Oil & Gas -- 6.0%
           1      Carbo Ceramics, Inc.                                                     23
           1      Evergreen Resources, Inc. *                                              17
           2      Newfield Exploration Co. *                                               59
                                                                                    ----------
                                                                                           99

                  Pharmaceuticals -- 2.5%
           2      Corixa Corp. *                                                           17
           1      Vertex Pharmaceuticals, Inc. *                                           24
                                                                                    ----------
                                                                                           41

                  Real Estate -- 0.7%
           3      Grubb & Ellis Co. *                                                      12

                       See notes to financial statements.

As of September 30, 2001
(Amounts in Thousands)

     SHARES       ISSUER                                                                VALUE
-------------------------------------------------------------------------------------------------
       Long-Term Investments -- Continued
-------------------------------------------------------------------------------------------------
                  Retailing -- 4.1%
           1      CDW Computer Centers, Inc. *                                        $    32
           1      Genesco, Inc. *                                                          11
           1      PC Connection, Inc. *                                                    10
           1      Tweeter Home Entertainment Group, Inc. *                                 15
                                                                                    ----------
                                                                                           68

                  Semi-Conductors -- 0.3%
          ^0      Rudolph Technologies, Inc. *                                              5

                  Shipping/Transportation -- 1.3%
           1      Swift Transportation Co., Inc. *                                         22

                  Telecommunications -- 4.7%
           2      Allegiance Telecom, Inc.*                                                 5
           5      Choice One Communications, Inc. *                                         9
           7      ITC  DeltaCom, Inc. *                                                     8
           4      LCC International *                                                      21
           4      NEON Communications, Inc. *                                              12
           2      Stratos Lightwave, Inc. *                                                 7
           1      Tekelec                                                                  16
                                                                                    ----------
                                                                                           78

                  Telecommunications Equipment -- 0.4%
           1      Powerwave Technologies, Inc.                                              7
-------------------------------------------------------------------------------------------------
                  Total Long-Term Investments                                           1,604
                  (Cost $2,452)
-------------------------------------------------------------------------------------------------
       Short-Term Investment -- 3.5%
-------------------------------------------------------------------------------------------------


    PRINCIPAL
     AMOUNT
                  U.S. Government Agency Security -- 3.5%
                  ---------------------------------------
         $59      Federal Home Loan Mortgage Corp., 3.15%, 10/01/01                        59
                  (Cost $59)
-------------------------------------------------------------------------------------------------
                  Total Investments -- 100.0%                                          $1,663
                  (Cost $2,511)
-------------------------------------------------------------------------------------------------

INDEX:

*        -- Non-income producing security.
^        -- Share amounts round to less than one thousand.
DN       -- Discount Note: The rate shown is the effective yield at the date of purchase.

                       See notes to financial statements.

JPMorgan FUNDS
STATEMENT OF ASSETS AND LIABILITIES As of September 30, 2001

(Amounts in Thousands, Except Per Share Amounts)

                                                                          MID CAP    SMALL CAP
                                                                           VALUE      GROWTH
                                                                           FUND        FUND
-------------------------------------------------------------------------------------------------
    ASSETS:

      Investment securities, at value                                     $9,044      $1,663
      Cash                                                                     1           7
      Deferred organization cost                                              16          17
      Other assets                                                             1          --
      Receivables:
        Investment securities sold                                            --          24
        Fund shares sold                                                     317          --
        Expense reimbursements                                               109          30
        Dividends and interest                                                16          --
-------------------------------------------------------------------------------------------------
             Total Assets                                                  9,504       1,741
-------------------------------------------------------------------------------------------------
    LIABILITIES:

      Payables:
        Investment securities purchased                                       82           8
      Accrued liabilities:
        Distribution fees                                                      2          --
        Custodian fees                                                         7           4
        Other                                                                 85          10
-------------------------------------------------------------------------------------------------
             Total Liabilities                                               176          22
-------------------------------------------------------------------------------------------------
    NET ASSETS:

      Paid in capital                                                      8,624       2,803
      Accumulated undistributed net investment income                         56          --
      Accumulated net realized gain (loss) on investments                    660        (236)
      Net unrealized depreciation of investments                             (12)       (848)
-------------------------------------------------------------------------------------------------
             Total Net Assets                                             $9,328      $1,719
-------------------------------------------------------------------------------------------------
    Shares of beneficial interest outstanding ($.001 par value;
    100,000,000 shares authorized):
      Class A Shares                                                         145          19
      Class B Shares                                                         105           8
      Class C Shares                                                         112           2
      Institutional Shares                                                   331         223
    Net Asset Value:
      Class A Shares (and redemption price)                               $13.43      $ 6.80
      Class B Shares*                                                     $13.40      $ 6.80
      Class C Shares*                                                     $13.41      $ 6.79
      Institutional Shares (and redemption price)                         $13.47      $ 6.83
      Class A Maximum Public Offering Price Per Share
      (net asset value per share/94.25%)                                  $14.25      $ 7.21
-------------------------------------------------------------------------------------------------
    Cost of investments                                                   $9,056      $2,511
-------------------------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

JPMorgan FUNDS
STATEMENT OF OPERATIONS For the year ended September 30, 2001

(Amounts in Thousands)

                                                                      MID CAP      SMALL CAP
                                                                       VALUE        GROWTH
                                                                       FUND          FUND
-------------------------------------------------------------------------------------------------
    INVESTMENT INCOME:
      Dividends                                                        $  90       $     7
      Interest                                                            12             1
-------------------------------------------------------------------------------------------------
             Total investment income                                     102             8
-------------------------------------------------------------------------------------------------
    EXPENSES:
      Investment advisory fees                                            38            21
      Administration fees                                                 27            24
      Distribution fees - Class A Shares                                   1            --
      Distribution fees - Class B Shares                                   3            --
      Distribution fees - Class C Shares                                   2            --
      Custodian fees                                                      31            20
      Accounting fees                                                     11            11
      Printing and postage                                                 3             1
      Professional fees                                                   40            27
      Registration expenses                                               13             9
      Transfer agent fees - Class A Shares                                32             3
      Transfer agent fees - Class B Shares                                25             1
      Transfer agent fees - Class C Shares                                22            --
      Transfer agent fees - Institutional Shares                          21            19
      Organization costs                                                  12            12
      Trustees' fees                                                       6             6
      Other                                                                4             2
-------------------------------------------------------------------------------------------------
             Total expenses                                              291           156
-------------------------------------------------------------------------------------------------
      Less amounts waived                                                 44            22
      Less expense reimbursements                                        197           111
-------------------------------------------------------------------------------------------------
             Net expenses                                                 50            23
-------------------------------------------------------------------------------------------------
                Net investment income (loss)                              52          (15)
-------------------------------------------------------------------------------------------------
    REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain (loss) on investment transactions                711          (187)
      Change in net unrealized appreciation/depreciation
      on investments                                                    (693)       (1,277)
-------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss) on investment
      transactions                                                        18        (1,464)
-------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets from operations            $  70       $(1,479)
-------------------------------------------------------------------------------------------------

                       See notes to financial statements.

JPMorgan FUNDS
STATEMENTS OF CHANGES IN NET ASSETS FOR THE PERIODS INDICATED
(Amounts in Thousands)

                                                                    MID CAP VALUE FUND                    SMALL CAP GROWTH FUND
                                                                  -----------------------                ----------------------
                                                                        YEAR ENDED                             YEAR ENDED
                                                                       SEPTEMBER 30,                          SEPTEMBER 30,
                                                                  -----------------------                ----------------------
                                                                  2001               2000                2001              2000
-----------------------------------------------------------------------------------------------------------------------------------
    INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS:
      Net investment income                                     $   52             $   35             $   (15)           $  (20)
      Net realized gain (loss) on investments                      711                353                (187)              546
      Change in net unrealized appreciation/
      depreciation of investments                                 (693)               571              (1,277)              337
-----------------------------------------------------------------------------------------------------------------------------------
          Increase in net assets from operations                    70                959              (1,479)              863
-----------------------------------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                                        (52)               (22)                 --                (6)
      Net realized gain on investment transactions                (308)              (780)               (567)             (348)
-----------------------------------------------------------------------------------------------------------------------------------
          Total distributions to shareholders                     (360)              (802)               (567)             (354)
-----------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from capital shares
    transactions                                                 4,874              1,035                (198)            1,641
-----------------------------------------------------------------------------------------------------------------------------------
          Total increase (decrease) in net assets                4,584              1,192              (2,244)            2,150
    NET ASSETS:
      Beginning of period                                        4,744              3,552               3,963             1,813
-----------------------------------------------------------------------------------------------------------------------------------
      End of period                                             $9,328             $4,744             $ 1,719            $3,963
-----------------------------------------------------------------------------------------------------------------------------------
    Accumulated undistributed net investment income             $   56             $   43             $    --            $   --
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

JPMorgan FUNDS
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Fleming Mutual Fund Group, Inc., (the "Group"), was organized as a Maryland corporation on August 19, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Effective April 27, 2001, the following two separate portfolios comprising the Group (collectively, the "Funds") were renamed with the approval of the Board of Trustees of the Group:

          NEW NAME                                                  OLD NAME
----------------------------------------------------------------------------------------
   JPMorgan Mid Cap Value Fund ("MCVF")                 Fleming Mid Cap Value Fund
   JPMorgan Small Cap Growth Fund ("SCGF")              Fleming Small Cap Growth Fund

The Funds offer various classes of shares as follows:

            FUND                                                  CLASS OFFERED
-----------------------------------------------------------------------------------------------------------
   MCVF                                                 Class A, Class B, Class C, Institutional, Select
   SCGF                                                 Class A, Class B, Class C, Institutional, Select

Class A shares generally provide for a front-end sales charge while Class B shares and Class C shares provide for a contingent deferred sales charge. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent and distribution fees and each class has exclusive voting rights with respect to its distribution plan. No sales charges are assessed with respect to the Institutional Class ("Class I") and Select Class ("Class S"). As of September 30, 2001, no Class S shares have been issued.

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    A. SECURITY VALUATION. Securities which are traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities, are valued at the last reported bid price. Short-term investments are valued at amortized cost, which approximates market. Securities for which quotations are not readily available are stated at their respective fair values as determined in accordance with procedures adopted by the Trustees.

    B. ORGANIZATION EXPENSES. Costs incurred by the Funds in connection with their organization, registration and the initial public offering of shares have been deferred and are amortized on a straight-line basis over a period of five years. If any of the original shares of the Funds are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption.

    C. FEDERAL INCOME TAXES. The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

    D. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

    E. DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions paid to the shareholders are recorded on ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature, (i.e., what they result from other than timing of recognition - Temporary differences) such amounts are reclassified within the capital accounts based on their Federal income tax- basis treatment. The following amounts were reclassified within the capital accounts (in thousands):

                                                                                    ACCUMULATED
                                                                                   UNDISTRIBUTED
                                                                                  NET INVESTMENT
                                                               PAID-IN-CAPITAL        INCOME
---------------------------------------------------------------------------------------------------
    MCVF                                                            $(13)               $13
    SCGF                                                             (15)                15

    The reclassifications primarily relate to non-deductible organization costs.

    F. ALLOCATION OF INCOME AND EXPENSES. Expenses directly distributed to a Fund are charged to that Fund. Other expenses are allocated proportionately among each of the Funds within the trusts in relation to the net assets of each Fund or on other reasonable basis. Expenses directly attributed to a particular class are charged directly to such class. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of the assets of each class at the beginning of each day.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Robert Fleming Inc. (the "Adviser") provides the Funds with investment management services under an Investment Advisory Agreement. The Adviser is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("JPMC"). As compensation for their services, the Adviser is entitled to a monthly fee at the following annual percentage of average daily net assets:

                              MCVF          0.70%
                              SCGF          0.80%

On January 25, 2001, the former board of trustees of MCVF and SCVF re-approved an agreement with the Adviser to contractually limit the Funds' total operating expenses (excluding interest and taxes) to not more than 0.75% of the average daily net assets of Class I shares for MCVF and 0.85% of the average daily net assets of Class I shares for SCGF. Any fee waived and/or any Fund expense reimbursed by the Adviser pursuant to the agreed upon expense cap shall be reimbursed by the Funds to the Adviser, if so requested by the Adviser, anytime before the end of the third fiscal year following the year to which the fee reduction, waiver, or expense reimbursement relates, provided the aggregated amount of the Funds' current operating expense for such fiscal year does not exceed the applicable limitation on the Funds' total operating expenses.

For the year ended September 30, 2001, the Adviser waived fees of $38,398 and reimbursed expenses of $118,599 for MCVF and waived fees of $20,927 and reimbursed expenses of $83,136 for SCGF.

At September 30, 2001, the cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of MCVF and SCGF is $428,344 and $377,095, respectively.

At September 30, 2001, the Adviser may recapture a portion of the above amounts no later than the dates as stated below:

                                                                    SEPTEMBER 30,
                                                     -------------------------------------------
                                                         2002            2003           2004
                                                     -------------------------------------------
MCVF                                                   $135,310        $136,037       $156,997
SCGF                                                    131,914         141,118        104,063

The Funds must pay their current ordinary operating expense before the Adviser is entitled to any reimbursement. Any such reimbursement is also contingent upon the current Board of Trustees review and approval prior to the time the reimbursement is initiated.

Prior to April 27, 2001, Investment Company Administration, L.L.C. (the "Administrator") acted as the Funds' Administrator under an Administration Agreement. For its services, the Administrator received a monthly fee at an annual rate equal to 0.10% of each Fund's first $200 million of average daily net assets, 0.05% of the next $300 million, and 0.03% of assets over $500 million, subject to a minimum annual fee of $40,000 per Fund.

Effective April 27, 2001, the Funds entered into a new Administration Agreement with The Chase Manhattan Bank ("Chase"), also a wholly-owned subsidiary of JPMC. For its services, Chase originally received a fee from each of the Funds computed at the annual rate equal to 0.10% of the each Fund's average daily net assets.

In connection with the elimination of the Sub-administration agreement (and related fees of .05% of the average daily net assets of the funds), the Trustees approved an increase in the Funds' administration fee. Effective September 10, 2001, the administration fee payable to Chase was increased to 0.15% of average daily net assets for complex wide non-money market fund assets up to $25 billion and 0.075% on assets in excess of $25 billion.

In addition, effective September 10, 2001, Chase agreed to reimburse the Fund to the extent total operating expenses of Class A, B, C, Class I and Class S shares (which excludes interest and dividend expenses, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 2.00%, 2.00%, 0.75% and 1.00%, respectively, of the average daily net assets of MCVF and 1.60%, 2.35%, 2.35%, 0.85% and 1.10%, respectively, of the average daily net assets of SCGF through September 7, 2002.

From April 27, 2001 through September 30, 2001, Chase voluntarily waived fees of $2,875 and $943 for MCVF and SCGF, respectively.

Prior to April 27, 2001, First Fund Distributors, Inc. acted as the Funds' distributor. The Distributor was an affiliate of the Administrator.

Effective April 27, 2001, the Funds appointed J.P. Morgan Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the BISYS Group, Inc. ("BISYS") as the Funds' new distributor. The Distributor acts as the Funds' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provided certain sub-administration services to the Funds, including officers, clerical staff and office space for an annual fee computed daily and paid monthly of 0.05% of the average daily net assets of each Fund through September 9, 2001.

Effective September 10, 2001, BISYS Fund Services, L.P. ("BISYS") has been named as the Funds' Sub-Administrator. For its services as Sub-Administrator, BISYS receives a portion of the fees payable to Chase as Administrator. The Trustees have adopted Distribution Plans (The "Distribution Plans") for Class A, B and C for the Funds in accordance with Rule 12b-1 under the 1940 Act. There is no Distribution Plan for the Class I or Class S. The Class A Distribution Plan provides that the each Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 0.25% of the average daily net assets for the Class A Shares of each Fund. The Class B and Class C Distribution Plans provide that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 1.00% of the average daily net assets of the Class B and Class C Shares.

From April 27, 2001 through September 30, 2001, the Distributor voluntarily waived fees of $1,987 and reimbursed expenses of $77,940 for MCVF and reimbursed expenses of $28,292 for SCGF.

Effective April 27, 2001, Chase provides portfolio accounting and custody services for the Funds. Compensation for such services for the period April 27, 2001 through September 30, 2001 was approximately $28,338 and $16,690 for MCVF and SCGF, respectively.

Certain officers of the Trust are officers of JPMC or of BISYS or their subsidiaries.

3. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sales of securities for the year ended September 30, 2001, excluding short-term investments, for the Funds are summarized below:

                                                               MCVF                    SCGF
-------------------------------------------------------------------------------------------------
   PURCHASES                                                 $8,384,298             $1,827,280
   SALES                                                      4,845,613              2,650,639

4. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at September 30, 2001 are as follows (in thousands):

                                                GROSS               GROSS
                          AGGREGATE          UNREALIZED          UNREALIZED         NET UNREALIZED
                            COST            APPRECIATION        DEPRECIATION         DEPRECIATION
---------------------------------------------------------------------------------------------------
    MCVF                  $9,104                 $566             $  (626)              $  (60)
    SCGF                   2,648                  290              (1,275)                (985)

Capital losses incurred after October 31, ("Post-October Capital Losses") within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The SCGF incurred $99,157 in Post-October Capital Losses and it elected to defer such capital losses.

5. CORPORATE EVENT

The merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation (renamed J.P. Morgan Chase & Co.), the parent of the Funds' Adviser, Robert Fleming Inc., was consummated on December 31, 2000. Robert Fleming Inc. continues to serve as the Funds' Adviser.

6. SUBSEQUENT EVENT

On November 10, 2001, Morgan Guaranty Trust Company of New York merged with and into The Chase Manhattan Bank to create The JPMorgan Chase Bank.

7. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows for the periods presented (amounts in thousands):

                                                                                     MID CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                             CLASS A             CLASS B             CLASS C            CLASS I
------------------------------------------------------------------------------------------------------------------------------------
                                                         AMOUNT   SHARES     AMOUNT   SHARES     AMOUNT   SHARES    AMOUNT   SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30, 2001*
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                              $2,389    165       $1,791     123      $1,817     127     $1,355      98
Shares issued in reinvestment of distributions               --     --           --      --          --      --        355      27
Shares redeemed                                            (282)   (20)        (234)    (18)       (201)    (15)    (2,116)   (157)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding       $2,107    145       $1,557     105      $1,616     112     $ (406)    (32)
====================================================================================================================================

                                                                                YEAR ENDED SEPTEMBER 30, 2000
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                                                         $  879      78
Shares issued in reinvestment of distributions                                                                         774      69
Shares redeemed                                                                                                       (618)    (46)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                                                                             $1,035     101
====================================================================================================================================

  * Class A, Class B and Class C commenced operations on 4/30/01.

                                                                                    SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                             CLASS A             CLASS B             CLASS C            CLASS I
------------------------------------------------------------------------------------------------------------------------------------
                                                         AMOUNT   SHARES     AMOUNT   SHARES     AMOUNT   SHARES    AMOUNT   SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30, 2001*
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                $217     23          $77       8         $15       2     $   175     14
Shares issued in reinvestment of distributions               --     --           --      --          --      --         564     55
Shares redeemed                                             (36)    (4)          --      --          --      --      (1,210)  (108)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding         $181     19          $77       8         $15       2     $  (471)   (39)
====================================================================================================================================


                                                                                YEAR ENDED SEPTEMBER 30, 2000
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                                                         $ 1,349    103
Shares issued in reinvestment of distributions                                                                          350     29
Shares redeemed                                                                                                         (58)    (4)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                                                                             $ 1,641    128
====================================================================================================================================

  * Class A, Class B and Class C commenced operations on 4/30/01.

JPMorgan FUNDS
FINANCIAL HIGHLIGHTS
Selected per share data for one share outstanding thoughout each period.

                                                                                 MID CAP VALUE FUND
                                                  ---------------------------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C                       INSTITUTIONAL
                                                  -------     -------     -------     ---------------------------------------------
                                                 4/30/01**   4/30/01**   4/30/01**               YEAR ENDED               11/13/97*
                                                  THROUGH     THROUGH     THROUGH     --------------------------------     THROUGH
                                                  9/30/01     9/30/01     9/30/01     9/30/01      9/30/00     9/30/99     9/30/98
                                                  -------     -------     -------     -------      -------     -------     -------
Per share operating performance:
Net asset value, beginning of period              $ 14.24     $ 14.24     $ 14.24      $13.06      $13.56     $  10.62     $10.00
                                                  -------     -------     -------      ------      ------     --------     ------
Income from investment operations:
  Net investment income                              0.04^         --^         --^       0.15        0.11         0.02       0.11
  Net realized and unrealized gain (loss)
   on investments                                   (0.85)      (0.84)      (0.83)       1.28        2.59         3.20       0.54
                                                  -------     -------     -------      ------      ------     --------     ------
    Total from investment operations                (0.81)      (0.84)      (0.83)       1.43        2.70         3.22       0.65
                                                  -------     -------     -------      ------      ------     --------     ------
Less distributions:
  From net investment income                           --          --          --        0.15        0.09         0.10       0.03
  From net realized gain                               --          --          --        0.87        3.11         0.18         --
                                                  -------     -------     -------      ------      ------     --------     ------
    Total distributions                                --          --          --        1.02        3.20         0.28       0.03
                                                  -------     -------     -------      ------      ------     --------     ------
Net asset value, end of period                    $ 13.43     $ 13.40     $ 13.41      $13.47      $13.06     $  13.56     $10.62
                                                  =======     =======     =======      ======      ======     ========     ======
Total return                                        (5.69%)+    (5.90%)+    (5.83%)+    11.19%      23.76%       30.41%      6.50%+
Ratios/supplemental data:
  Net assets, end of period (thousands)           $ 1,953     $ 1,405     $ 1,506      $4,464      $4,744     $  3,552     $2,873
Ratios to average net assets#:
  Expenses                                           1.30%       2.03%       2.04%       0.75%       0.97%        1.25%      1.25%
  Net investment income                              0.71%       0.01%       0.03%       1.07%       0.84%        0.06%      0.73%
  Expenses without reimbursements                   15.30%      16.00%      15.95%       3.25%       4.24%        5.11%      7.72%
  Net investment income without reimbursements     (13.29%)    (13.96%)    (13.88%)     (1.43%)     (2.43%)      (3.80%)    (5.74%)
Portfolio turnover rate                                98%         98%         98%         98%         99%         109%        73%
-----------------------------------------------------------------------------------------------------------------------------------

 ** Commencement of offering of class of shares.
  * Commencement of operations.
  ^ Calculated based on average shares outstanding.
  + Not annualized.
  # Short periods have been annualized.

                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Selected per share data for one share outstanding thoughout each period.

                                                                             SMALL CAP GROWTH FUND
                                               ----------------------------------------------------------------------------------
                                               CLASS A     CLASS B     CLASS C                     INSTITUTIONAL
                                               -------     -------     -------     ----------------------------------------------
                                              4/30/01**   4/30/01**   4/30/01**               YEAR ENDED                11/14/97*
                                               THROUGH     THROUGH     THROUGH     --------------------------------      THROUGH
                                               9/30/01     9/30/01     9/30/01     9/30/01      9/30/00     9/30/99      9/30/98
                                               -------     -------     -------     -------      -------     -------     ---------
Per share operating performance:
Net asset value, beginning of period          $   9.20    $   9.20    $   9.20     $ 15.12       $13.45     $  9.47      $ 10.00
                                              --------    --------    --------     -------       ------      ------      -------
Income from investment operations:
  Net investment income (loss)                   (0.05)^     (0.08)^     (0.08)^     (0.07)       (0.08)       0.08         0.08
  Net realized and unrealized gain (loss)
   on investments                                (2.35)      (2.32)      (2.33)      (6.07)        4.34        4.28        (0.59)
                                              --------    --------    --------     -------       ------      ------      -------
    Total from investment operations             (2.40)      (2.40)      (2.41)      (6.14)        4.26        4.36        (0.51)
                                              --------    --------    --------     -------       ------      ------      -------
Less distributions:
  From net investment income                        --          --          --          --         0.04        0.09         0.02
  From net realized gain                            --          --          --        2.15         2.55        0.29           --
                                              --------    --------    --------     -------       ------      ------      -------
    Total distributions                             --          --          --        2.15         2.59        0.38         0.02
                                              --------    --------    --------     -------       ------      ------      -------
Net asset value, end of period                $   6.80    $   6.80    $   6.79     $  6.83       $15.12      $13.45      $  9.47
                                              ========    ========    ========     =======       ======      ======      =======
Total return                                    (26.09%)+   (26.09%)+   (26.20%)+   (45.44%)      36.33%      46.61%       (5.15%)+
Ratios/supplemental data:
  Net assets, end of period (thousands)       $    130    $     57    $     11     $ 1,521       $3,963      $1,813      $ 1,107
Ratios to average net assets#:
  Expenses                                        1.60%       2.38%       2.35%       0.85%        1.05%       1.35%        1.35%
  Net investment income                          (1.37%)     (2.11%)     (2.11%)     (0.53%)      (0.61%)     (0.68%)      (0.30%)
  Expenses without reimbursements                11.04%      12.16%      10.97%       5.82%        5.47%      10.19%       13.84%
Net investment income without
 reimbursements                                 (10.81%)    (11.89%)    (10.73%)     (5.50%)      (5.03%)     (9.52%)     (12.79%)
Portfolio turnover rate                             71%         71%         71%         71%          88%         71%          35%
----------------------------------------------------------------------------------------------------------------------------------

 ** Commencement of offering of class of shares.
  * Commencement of operations.
  ^ Calculated based on average shares outstanding.
  + Not annualized.
  # Short periods have been annualized.

                 See accompanying notes to financial statements.

JPMorgan
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
the JPMorgan Mid Cap Value Fund and
JPMorgan Small Cap Growth Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the JPMorgan Mid Cap Value Fund and JPMorgan Small Cap Growth Fund (two of the funds constituting The Fleming Mutual Fund Group; hereafter referred to as the "Funds") at September 30, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets of each of the Funds for the year ended September 30, 2000 and the financial highlights for each of the three years in the period ended September 30, 2000 were audited by other independent accountants whose report dated November 15, 2000 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
November 12, 2001

JPMorgan FUNDS
SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A special meeting of shareholders of the Funds was held at the offices of Robert Fleming Inc. (the "Adviser") on December 14, 2000 to approve a new Investment Advisory Agreement with the Adviser. The new contract was approved with the following votes:

                                                 FOR               AGAINST             ABSTAINED
---------------------------------------------------------------------------------------------------
MID CAP VALUE FUND                            333,591                  --                   --
SMALL CAP GROWTH FUND                         261,745                  --                   --

A Special Meeting of Shareholders was held on July 25, 2001 at 1211 Avenue of the Americas, New York, New York for purposes of approving the election of eight Trustees. A majority of shareholders of MCVF and SCGF approved the election of each Trustee. The number of votes cast in this matter were:

                                                       AFFIRMATIVE                  NEGATIVE
------------------------------------------------------------------------------------------------
WILLIAM J. ARMSTRONG                                    384,062                         --
ROLAND R. EPPLEY JR.                                    384,062                         --
ANN MAYNARD GRAY                                        384,062                         --
MATTHEW HEALEY                                          384,062                         --
FERGUS REID, III                                        384,062                         --
JAMES J. SCHONBACHLER                                   384,062                         --
LEONARD M. SPALDING, JR.                                384,062                         --
H. RICHARD VARTABEDIAN                                  384,062                         --

TAX LETTER (UNAUDITED)


JPMORGAN MID CAP VALUE FUND

JPMORGAN SMALL CAP GROWTH FUND

Certain tax information for the JPMorgan Equity Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended September 30, 2001. The information and distributions reported in this letter may differ from the information and distributions taxable to shareholders for the calendar year ending December 31, 2001. The information necessary to complete your income tax returns for the calendar year ending December 31, 2001 will be received under a separate cover.

The following represents the source and the percentage of income earned from government obligations, the percentage of distribution eligible for the dividends received deduction and the per share long term capital gains distributed by the Funds for the fiscal year ended September 30, 2001.

                                                                           LONG-TERM CAPITAL
                                             DIVIDENDS RECEIVED            GAINS DISTRIBUTION
FUND                                              DEDUCTION                    PER SHARE
------------------------------------------------------------------------------------------------
MID CAP VALUE FUND                                      14.41%                        0.33
SMALL CAP GROWTH FUND                                   --                            0.78

                      [This page intentionally left blank]

JPMorgan
FAMILY OF FUNDS

U.S. EQUITY FUNDS
Balanced Fund
Capital Growth Fund
Core Equity Fund
Disciplined Equity Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Growth Fund II
Equity Income Fund
Large Cap Growth Fund
Market Neutral Fund
Mid Cap Value Fund
Small Cap Growth Fund
SmartIndex(TM) Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund

SELECT FUNDS
Select Balanced Fund
Select Equity Income Fund
Select Growth & Income Fund
Select Large Cap Equity Fund
Select Large Cap Growth Fund
Select Mid Cap Equity Fund
Select Small Cap Equity Fund

TAX AWARE FUNDS
Fleming Tax Aware International
    Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Small Company
    Opportunities Fund
Tax Aware U.S. Equity Fund

INTERNATIONAL EQUITY FUNDS
Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Equity Fund
Fleming International Opportunities Fund
Fleming Japan Fund

SPECIALTY FUNDS
Focus Fund
Global 50 Fund
Global Healthcare Fund
Mid Cap Growth Fund
H&Q Technology Fund

FIXED INCOME FUNDS
Bond Fund
Bond Fund II
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Intermediate Bond Fund
Short-Term Bond Fund
Short-Term Bond Fund II
Strategic Income Fund
U.S. Treasury Income Fund

TAX FREE FUNDS
California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free
    Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS
100% U.S. Treasury Securities
    Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

ANNUAL REPORT

INVESTMENT ADVISER
Robert Fleming Inc.

ADMINISTRATOR,
FUND SERVICING AGENT
AND CUSTODIAN
The Chase Manhattan Bank

DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc.

TRANSFER AGENT
DST Systems, Inc.

LEGAL COUNSEL
Simpson Thacher & Bartlett

INDEPENDENT
ACCOUNTANTS
PricewaterhouseCoopers LLP

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The Chase Manhattan Bank. Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

      (C)J.P. Morgan Chase & Co., 2001 All Rights Reserved. November 2001

                                                                 AN-SCG/MCV-1101